THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Thai Capital Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. The Fund seeks long-term capital appreciation through investment primarily in equity securities of Thai companies. The Fund's investments in Thailand are made through a wholly-owned Investment Plan established under an agreement between The Mutual Fund Public Company Limited (the "Manager") and the Fund. The Fund's investments through the Investment Plan are managed by the Manager. Daiwa SB Investments (H.K.) Ltd. (formerly, Daiwa International Capital Management (H.K.) Ltd.) provides the Manager with advice regarding investments by the Investment Plan and manages the Fund's assets held outside the Investment Plan.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE") and the Osaka Securities Exchange ("OSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE or the OSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "TC". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers. The Fund's weekly NAV is also available by calling (800) 933-3440 or (201) 915-3020.

INQUIRIES

    All general inquiries and requests for information should be directed to the Fund at (800) 426-5523 or (781) 575-2000. All written inquiries should be directed to the Fund at the following address:

The Thai Capital Fund, Inc.
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302

    For specific information about your share account, please contact State Street Bank and Trust Company (the "Plan Agent") at the address shown below.

DIVIDEND REINVESTMENT PLAN

    A Dividend Reinvestment Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent at the following address:

The Thai Capital Fund, Inc.
c/o State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200
Telephone: (800) 426-5523
         (781) 575-2000

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

                                                                  August 4, 1999
DEAR SHAREHOLDERS:

    The management of the Thai Capital Fund, Inc. (the "Fund") would like to take this opportunity to inform its shareholders about the Thai economy, the activities of the Stock Exchange of Thailand ("SET"), and the Fund's performance for the first six months ended June 30, 1999.

A REVIEW OF THE THAI ECONOMY

    The main economic indicators are signaling that the Thai economy already passed its lowest point during the first and second quarter of this year and is gradually recovering, driven by a sharp rise in Thai government spending and a revival of consumption. Exports also improved in the second quarter of this year, although growth is expected to be moderate. Investment continues to be sluggish while the general price level is expected to be stable.

    Consumer confidence has been improving, as evidenced by a 21% increase in car sales during the first six months of this year and an improvement in consumer goods imports that registered a slight drop of 1.7% for the period January through April against a drop of 27.8% in 1998. The Thai government's stimulus package, augmented by Baht 53 billion in loans from the Miyazawa Plan and the World Bank, accelerated public spending, a series of tax cuts, low interest rates and a rebound in the stock market, should fuel continuing increases in consumer spending in the second half of this year.

    However, large excess capacity in the manufacturing sector and little growth in new bank lending will keep private investments in the doldrums despite the pursuit of a low-interest rate policy by the Thai authorities. Government investment, on the other hand, should pick up in the second half of the year as disbursement of Thailand's stimulus package gets underway. On the whole, aggregate public and private sector investment will continue to shrink, albeit at a slower pace in 1999 as compared to a precipitous decrease of as much as
40.7 percent in 1998.

    Exports showed signs of improvement in the second quarter, having registered negative growth in the first quarter. For the first half of this year, exports increased 0.89% year on year, while imports grew by 8.2%. However, there are positive signs on the import side as the increase was mainly attributed to imports of raw materials and intermediate products. The stronger import growth, while exports remain modest, will result in a smaller current account surplus in 1999, although this should not be a cause for concern as foreign exchange reserves rose to US$ 31.4 billion by June 25, 1999, with forward obligations amounting to US$ 3.4 billion.

    Although bank deposit and loan rates fell dramatically in the past year to historically low levels and the financial system is currently awash with liquidity, Thai banks continue to be wary of extending new loans due to the overhang of non-performing loans ("NPLs") in their portfolios and their resolve to retain current ownership.

    Going forward, the Thai government's financial sector rehabilitation measures, including debt restructuring, recapitalizations and enactment of economic reform laws, should eventually start to bear fruit and lead to an expansion in bank lending, which would help to put the economy back on track. Further falls in interest rates, although possible in the short term, will be limited by rising interest rates in the U.S. Despite the fact that an economic turnaround in the second half of 1999 is anticipated, the Fund's management believes that the

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
recovery in Thailand will be a slow and quite fragile process. A number of issues remain to be resolved before the economy can regain its normal health, especially the performance of the export sectors, debt restructuring, and reform of real estate sectors.

THE FIRST HALF OF 1999 STOCK MARKET OVERVIEW

    Notwithstanding market volatility, the performance of the Thai stock market during the first half of this year was quite impressive. As of June 30, 1999, the SET Index closed at 521.77 points, up 47% in U.S. Dollar terms from the 1998 year-end close of 355.81 points. The spectacular hike in the SET Index was driven largely by liquidity and was mainly dominated by retail investors. Positive factors that supported the rally included the passage of key economic bills, a low interest rate environment, the Thai government's fiscal stimulus scheme, improving economic indicators, the upgrade of the ratings outlook for five local banks to "stable" from "negative" by Moody's, and the impressive progress of debt restructuring.

    Looking ahead, the Thai stock market should be on a rising trend, given improving macro-economic fundamentals. However, being in the first stage of recovery, the stock market is expected to be relatively volatile as most listed companies will not be able to generate positive earnings until at least the year 2000. News of declining NPLs and the ongoing progress of debt restructuring and corporate reforms are expected to be key market drivers going forward. Meanwhile, factors that could potentially create market volatility include the fact that the economy, though improving, remains relatively fragile. A series of cash calls would also be one of the negative factors affecting the market. External factors, such as inflation risk in the U.S. and the currency risk in China, will continue to concern investors. All in all, despite the fact that the Thai market could be volatile as a result of the foregoing concerns, improvement in both the regional and domestic economies will provide some upside potential for the SET Index in the longer term.

THE FUND'S PERFORMANCE AND STRATEGY

    As of June 30, 1999, the net asset value of the Fund was US$ 4.08 per share, as compared to US$ 3.12 on December 31, 1998. The Fund's total investment return for the first six months of 1999 was 30.77%, against a 47.13% increase in the SET Index in U.S. Dollar terms. The underperformance was attributed to the Fund's overweighed position in defensive large market capitalization companies that lagged behind the market. As the Fund's management believes that market volatility is expected to persist throughout the year, the Fund may continue to adopt a rather defensive investment strategy.

    Assuming that all dividends paid to shareholders were reinvested, the Fund's net asset value per share would have outperformed the SET Index by 22.20% in U.S. Dollar terms since its inception on May 30, 1990.

    The Fund intends to be overweight in the building, communication, entertainment, securities, and property sectors, to take a neutral position in the energy sector, and to selectively invest in banking stocks.

THE YEAR 2000 ISSUE

    The Fund continues to review the current status of its exposure to the Year 2000 computer issue. The Fund does not own or directly use any computers in conducting its business. Instead it relies on various service providers to conduct its business and its service providers may use or depend on computers to provide services to the Fund. Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly address this problem prior to January 1, 2000.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

    The Fund's Board of Directors has adopted a Year 2000 plan which involves:
(1) collecting information regarding the Year 2000 preparations of its service providers through a questionnaire prepared and distributed by the Fund's management, (2) assessing the information provided by the service providers, and
(3) if necessary, adopting measures to replace service providers who fail to indicate that they will become Year 2000 compliant on a timely basis. The Fund had been advised by each of its service providers that it has adopted a Year 2000 plan, completed an internal assessment of its computer systems, and begun implementation of procedures to bring its mission-critical systems into Year 2000 compliance. The Fund has been informed that substantially all of its service providers will be compliant by the end of July 1999. Based on this information, management of the Fund does not anticipate that the transition to the 21st Century will have any material impact on the Fund's operations; however, management of the Fund will continue to monitor the situation. In addition, however, no assurance can be given that the Fund's service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 problem. The Year 2000 problem could also have a negative impact on the companies in which the Fund invests, and this could have negative impact on the Fund's investment returns.

PORTFOLIO MANAGEMENT

    Mrs. Rinrada Settaleela has been the Fund's portfolio manager since March 2, 1999, replacing Mrs. Charintorn Vongspootorn who resigned from her responsibilities for the day-to-day management of the Fund's portfolio. The Mutual Fund Public Company Limited ("MFC"), the Fund's current Investment Manager, has employed Mrs. Rinrada for 11 years, her most recent position being assistant fund manager. Her current title is Senior Executive Vice President of MFC.

    At its quarterly meeting held on March 4, 1999, the Board of Directors approved the selection of Thai Farmers Asset Management Co., Ltd. ("TFAM") as the new Investment Manager of the Fund, replacing MFC. It is anticipated that TFAM will commence serving as the Fund's Investment Manager by no later than the middle of September 1999. TFAM's continuing service as Investment Manager of the Fund will be subject to approval by the stockholders of the Fund at the Annual Meeting scheduled for September 17, 1999.

    TFAM is one of the largest asset management companies in Thailand, with over US$ 1.9 billion of assets under management, including 21 mutual funds with over US$ 1.7 billion of assets. TFAM was organized in 1992, and its principal shareholder is Thai Farmers Bank PLC, one of the largest commercial banks in Thailand.

    Finally, the Fund's management would like to express its sincere thanks to all shareholders for their continued support and participation.

Sincerely yours,

/s/ Masayasu Ohi                              /s/ Daniel F. Barry
MASAYASU OHI                                  DANIEL F. BARRY
CHAIRMAN OF THE BOARD                         ACTING PRESIDENT

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

-------------------------------------------
THAI COMMON AND PREFERRED STOCKS--89.25%
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
BANKS--21.27%
 1,301,800  Bangkok Bank Public Co., Ltd.*.....  $  2,844,673
   536,400  The Siam Commercial Bank Public
             Co., Ltd. Preferred (Foreign)*+...       764,434
   917,200  The Thai Farmers Bank Public Co.,
             Ltd.*.............................     1,842,417
                                                 ------------
                                                    5,451,524
                                                 ------------
BUILDING MATERIALS--11.50%
    69,600  The Siam Cement Public Co.,
             Ltd.*.............................     1,307,397
   351,566  The Siam City Cement Public Co.,
             Ltd.*.............................     1,355,150
   204,000  Tipco Asphalt Public Co., Ltd.*....       285,187
                                                 ------------
                                                    2,947,734
                                                 ------------
CHEMICALS--1.18%
   466,000  Thai Petrochemical Industry Public
             Co., Ltd..........................       303,591
                                                 ------------
COMMERCE--1.26%
   195,900  Berli Jucker Public Co., Ltd.......       281,840
    90,000  Big C Supercenter Public Co.,
             Ltd...............................        42,143
                                                 ------------
                                                      323,983
                                                 ------------
COMMUNICATION--15.75%
   188,850  Advanced Information Service Public
             Co., Ltd.*........................     1,824,984
   205,800  Shin Corporations Public Company
             Ltd. (Foreign)*+..................       910,595

  SHARES                                            VALUE
----------                                       ------------

   373,000  Shinawatra Satellite Public Co.,
             Ltd.*.............................  $    346,786
   792,100  TelecomAsia Corp. Public Co.,
             Ltd.*.............................       752,558
   220,000  United Communication Industry
             Public Co., Ltd...................       203,046
                                                 ------------
                                                    4,037,969
                                                 ------------
ELECTRONIC COMPONENTS--0.00%
   100,000  Thai Precision Manufacturing
             Company Ltd.*++...................            27
                                                 ------------
ENERGY--7.06%
   270,100  Banpu Public Co., Ltd.*............       395,923
   198,800  Electricity Generating Public Co.,
             Ltd.*.............................       288,710
   115,200  PTT Exploration and Production
             Public Co., Ltd.*.................       875,594
   375,800  The Cogeneration Public Co.,
             Ltd.*.............................       249,928
                                                 ------------
                                                    1,810,155
                                                 ------------
ENTERTAINMENT & RECREATION--5.24%
   181,000  BEC World Public Co., Ltd..........     1,120,226
   282,777  United Broadcasting Corporation
             Public Co., Ltd.*.................       222,605
                                                 ------------
                                                    1,342,831
                                                 ------------
FINANCE & SECURITIES--10.53%
   287,300  ABN Amro Asia Securities Public
             Co., Ltd.*........................     1,021,643

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

THAI COMMON AND PREFERRED STOCKS (CONCLUDED)
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
FINANCE & SECURITIES (CONCLUDED)
   280,000  Capital Nomura Securities Public
             Co., Ltd..........................  $    858,872
 1,453,800  National Finance Public Co.,
             Ltd...............................       818,870
                                                 ------------
                                                    2,699,385
                                                 ------------
FOOD, BEVERAGE, TOBACCO--1.52%
   140,900  The Pizza Public Co., Ltd..........       390,125
                                                 ------------
MISCELLANEOUS--1.64%
   340,100  Eastern Water Resources Development
             & Management PCL..................       420,059
                                                 ------------
PRINTING & PUBLISHING--2.04%
   327,900  Amarin Printing Group Public Co.,
             Ltd...............................       284,828
   475,100  Nation Multimedia Group Public Co.,
             Ltd.*.............................       238,588
                                                 ------------
                                                      523,416
                                                 ------------

  SHARES                                            VALUE
----------                                       ------------

PROPERTY DEVELOPMENT--6.07%
   183,800  Central Pattana Public Co.,
             Ltd.*.............................  $    209,550
   297,550  Ch. Karnchang Public Co., Ltd.*....       411,929
   453,300  Land and House Public Co., Ltd.
             (Foreign)*+.......................       633,702
   574,300  Sansiri Public Co., Ltd............       300,097
                                                 ------------
                                                    1,555,278
                                                 ------------
TRANSPORTATION--3.05%
   736,300  Bangkok Expressway Public Co., Ltd.
             (Foreign)*+.......................       484,684
   157,100  Thai Airways International Public
             Co., Ltd..........................       296,383
                                                 ------------
                                                      781,067
                                                 ------------
VEHICLES & PARTS--1.14%
   312,000  Thai Storage Battery Public Co.,
             Ltd.*.............................       292,190
                                                 ------------
Total Thai Common and
  Preferred Stocks
  (Cost--$24,187,900)..........................    22,879,334
                                                 ------------

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

-------------------------------------------
SHORT-TERM INVESTMENTS--11.24%

PRINCIPAL
  AMOUNT
  (000)                                             VALUE
----------                                       ------------
THAI BAHT SAVINGS ACCOUNTS--9.31%
       319  Bangkok Bank Ltd., 0.50% (Payable
             on Demand)........................  $      8,670
         2  Bank Credit Agricole Indosuez Ltd.,
             1.00% (Payable on Demand).........            59
    87,600  Citibank N.A. Gold, 1.50% (Payable
             on Demand)........................     2,377,909
                                                 ------------
                                                    2,386,638
                                                 ------------
U.S. DOLLAR TIME DEPOSIT--0.14%
        36  Bank of New York, 2.70% due
             7/1/99............................        36,144
                                                 ------------
U.S. TREASURY BILL--1.79%
       460  U.S. Treasury Bill, 4.36% due
             7/9/99............................       459,580
                                                 ------------
Total Short-Term Investments
  (Cost--$2,888,953)...........................     2,882,362
                                                 ------------
Total Investments--100.49%
  (Cost--$27,076,853)..........................    25,761,696
Liabilities in excess of other assets--
  (0.49)%......................................     (126,419)
                                                 ------------
NET ASSETS (Applicable to 6,278,588 shares of
  capital stock outstanding; equivalent to
  $4.08 per share)--100.00%....................  $ 25,635,277
                                                 ------------
                                                 ------------

------------------------

   + Foreign shares of the above issues are those held by non-Thai residents. Ownership of such shares is generally limited and subject to a premium to local shares (those held by residents of Thailand).
  ++ Unlisted security. This unlisted security has been valued in good faith in such a manner as prescribed by the Board of Directors.
   *  Non-income producing securities.

-------------------------------------------
TEN LARGEST EQUITY
CLASSIFICATIONS HELD
JUNE 30, 1999 (UNAUDITED)
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
-----------------------------------  ----------
Banks**............................    21.27%
Communication......................    15.75
Building Materials.................    11.50
Finance & Securities...............    10.53
Energy.............................     7.06
Property Development...............     6.07
Entertainment & Recreation.........     5.24
Transportation.....................     3.05
Printing & Publishing..............     2.04
Miscellaneous......................     1.64
------------------------
**Includes the value of preferred stock.

-------------------------------------------
TEN LARGEST COMMON STOCK
POSITIONS HELD
JUNE 30, 1999 (UNAUDITED)
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----------------------------------  ----------
Bangkok Bank Public Co., Ltd.......    11.10%
The Thai Farmers Bank Public Co.,
Ltd................................     7.19
Advanced Information Service
  Public Co., Ltd..................     7.12
The Siam City Cement Public Co.,
Ltd................................     5.29
The Siam Cement Public Co., Ltd....     5.10
BEC World Public Co., Ltd..........     4.37
ABN Amro Asia Securities
  Public Co., Ltd..................     3.99
Shin Corporations Public Company
  Ltd. (Foreign)...................     3.55
PTT Exploration and Production
  Public Co., Ltd..................     3.42
Capital Nomura Securities
  Public Co., Ltd..................   3.35

See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
   (cost--$27,076,853).......................    $  25,761,696
  Receivable for securities sold.............          462,043
  Interest receivable........................            8,697
  Prepaid expenses...........................           39,739
                                                 -------------
    Total assets.............................       26,272,175
                                                 -------------
LIABILITIES
  Payable for securities purchased...........          464,174
  Accrued expenses and other liabilities.....          172,724
                                                 -------------
    Total liabilities........................          636,898
                                                 -------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   6,278,588 shares issued and outstanding...           62,786
  Paid-in capital in excess of par value.....       63,641,505
  Accumulated net investment loss............         (195,753)
  Accumulated net realized loss on
   investments and foreign currency
   transactions..............................      (36,553,903)
  Net unrealized depreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........       (1,319,358)
                                                 -------------
    Net assets applicable to shares
     outstanding.............................    $  25,635,277
                                                 -------------
                                                 -------------
        NET ASSET VALUE PER SHARE............    $        4.08
                                                 -------------
                                                 -------------

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends..................................    $    151,726
  Interest...................................          35,170
                                                 ------------
    Total investment income..................         186,896
                                                 ------------
EXPENSES:
  Administration fee.........................          75,000
  Investment advisory fee....................          63,636
  Investment management fee..................          62,929
  Legal fees and expenses....................          50,004
  Directors' fees and expenses...............          37,433
  Osaka Securities Exchange fees and
   expenses..................................          36,269
  Audit and tax services.....................          22,810
  Reports and notices to shareholders........          22,335
  Custodian fees and expenses................          16,692
  Insurance expense..........................          15,624
  Transfer agency fee and expenses...........          11,901
  Other......................................          14,228
                                                 ------------
    Total expenses...........................         428,861
                                                 ------------
Net investment loss before waivers...........       (241,965)
  Waiver of:
    Administration fee.......................         (25,000)
    Investment advisory fee..................         (21,212)
                                                 ------------
Net investment loss after waivers............        (195,753)
                                                 ------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
 INVESTMENT ACTIVITIES
 AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized losses on investments.........      (2,787,927)
  Net realized foreign currency transaction
   losses....................................         (12,379)
  Net change in unrealized appreciation
   (depreciation) on equity investments......       9,124,218
  Net change in unrealized appreciation
   (depreciation) on translation of
   short-term investments and other assets
   and liabilities denominated in foreign
   currency..................................         (58,519)
                                                 ------------
Net realized and unrealized gains from
 investment activities and foreign currency
 transactions................................       6,265,393
                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $  6,069,640
                                                 ------------
                                                 ------------

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  FOR THE SIX
                                                     MONTHS
                                                     ENDED             FOR THE YEAR
                                                 JUNE 30, 1999            ENDED
                                                  (UNAUDITED)       DECEMBER 31, 1998
                                                 --------------     ------------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment loss........................    $     (195,753)    $         (309,823)
  Net realized loss on:
    Investments..............................        (2,787,927)           (15,967,602)
    Foreign currency transactions............           (12,379)              (456,408)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........         9,124,218             17,302,809
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................           (58,519)               895,485
                                                 --------------     ------------------
  Net increase in net assets resulting from
   operations................................         6,069,640              1,464,461
NET ASSETS:
  Beginning of period........................        19,565,637             18,101,176
                                                 --------------     ------------------
  End of period (including accumulated net
   investment loss of $195,753 and $0,
   respectively).............................    $   25,635,277     $       19,565,637
                                                 --------------     ------------------
                                                 --------------     ------------------

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Thai Capital Fund, Inc. (the "Fund") was incorporated in Maryland on March 14, 1990 and commenced operations on May 30, 1990. It is registered with the U.S. Securities and Exchange Commission as a non-diversified, closed-end management investment company.

    The Fund makes its investments in Thailand through a wholly-owned Investment Plan pursuant to a contract with The Mutual Fund Public Company Limited (the "Manager"). The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Investment Plan and the Fund.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities listed on the Securities Exchange of the Thailand for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if there were no sales on such date, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices. In instances where quotations are not readily available or where the price determined is deemed not to represent fair market value, fair value is determined in good faith in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

    TAX STATUS--It is the Fund's intention to continue to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income or excise taxes is required in the financial statements.

    Remittances from the Investment Plan to the Fund are subject to a Thai withholding tax of 10% and such remittances are required by Thai law to be derived only from the Plan's net income and net realized gains on the sale of securities. The Fund records a provision for such taxes based upon the Investment Plan's overall net increase in net assets resulting from operations determined by reference to the Baht.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the market value of investment securities and other assets and liabilities stated in foreign currency are translated at the exchange rate prevailing at the valuation date; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are accounted for on the trade date (the date upon which the order to buy or sell is executed). Costs used in determining realized gains and losses on the sale of investments are those of specific securities sold. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, but recorded as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Manager acts as the investment manager of the Investment Plan pursuant to the Investment Contract. The Manager makes the investment management decisions relating to the Fund's assets held through the Investment Plan. For its management services, the Manager receives a fee, which accrues weekly and is payable monthly in Baht, at an annual rate of 0.60% of the Investment Plan's net assets. At June 30, 1999, the Fund owed the Manager $13,437. In addition, as permitted by the Investment Contract, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the six months ended June 30, 1999, there were no such expenses incurred.

    Under the International Investment Advisory Agreement, Daiwa SB Investments (H.K.) Limited (formerly, Daiwa International Capital Management (H.K.) Limited) (the "Adviser") provides general and specific investment advice to the Manager with respect to the Fund's assets held through the Investment Plan, but the Manager makes the ultimate decisions regarding investments. In addition, the Adviser manages the Fund's assets held outside the Investment Plan. The Fund pays to the Adviser a fee,which accrues weekly and is payable monthly in U.S. Dollars, at an annual rate equal to 0.60% of the Fund's average net assets. Effective on January 1, 1999, the Adviser has voluntarily decreased its fee to 0.40% of the Fund's average net assets for the year ending December 31, 1999. At June 30, 1999 the Fund owed the Adviser $23,176, net of waivers.

    A director and officer of the Fund is also an officer of the Manager.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    DSTC provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000. DSTC has voluntarily decreased its minimum annual administration fee to $100,000 for the year 1999. In addition, as permitted by the Administration Agreement, the Fund reimburses DSTC for its out-of-pocket expenses related to the Fund. However, for the six months ended June 30, 1999, there were no such expenses incurred by the Administrator.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------

    DSTC also acts as custodian for the Fund's U.S. assets. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. During the six months ended June 30, 1999, DSTC earned $4,047 as compensation for its custodial services to the Fund.

    At June 30, 1999, the Fund owed $8,333 and $661 to DSTC for administration and custodian fees, respectively.

    The Fund paid or accrued $50,004 during the six months ended June 30, 1999 for legal services in conjunction with the Fund's ongoing operations to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    During the six months ended June 30, 1999, the Fund made purchases of $8,504,970 and sales of $8,166,205 of investment securities, excluding temporary cash investments. The aggregate cost of investments at June 30, 1999 for Federal income tax purposes was $24,449,226, excluding $2,888,953 of short-term investments. At June 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $1,569,892 of which $6,109,378 related to appreciated securities and $7,679,270 related to depreciated securities.

    At December 31, 1998, the Fund had a capital loss carryover of $32,385,255, of which $8,055,254 expires in the year 2005 and $24,330,001 expires in the year 2006, available to offset future net capital gains.

CONCENTRATION OF RISK

    The Fund's investments in Thailand involve certain consideration and risks not typically associated with domestic investments as a result of, among others, the possibility of future economic and political developments and the level of government supervision and regulation of securities markets.

    At June 30, 1999, the Fund had had approximately 9% of its net assets invested in short-term cash instruments of financial institutions located in Thailand. The Fund deposits monies with institutions which the Manager believes to be of high credit worthiness, with low risk of loss of principal or interest.

    The currency transactions of the Fund and the Investment Plan are subject to Thai foreign exchange control regulations. Remittances from the Plan require the approval of the Exchange Control Officer of the Bank of Thailand. There can be no assurance that approval of remittances from the Plan will be granted in a timely fashion or at all.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized.

    Of the 6,278,588 shares outstanding at June 30, 1999, Daiwa Securities America Inc., a lead underwriter of the Fund and an affiliate of both the Adviser and DSTC, owned 14,311 shares.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each period is presented below:

                                                         FOR THE
                                                           SIX
                                                          MONTHS
                                                          ENDED
                                                         JUNE 30,                   FOR THE YEARS ENDED DECEMBER 31,
                                                           1999      --------------------------------------------------------------
                                                        (UNAUDITED)     1998         1997         1996         1995         1994
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period.................       $ 3.12       $ 2.88       $ 9.61      $ 17.52      $ 20.11      $ 23.81
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Net investment income (loss)*........................       (0.03)       (0.05)         0.07         0.02       (0.06)       (0.02)
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions*......         0.99         0.29       (6.80)       (4.58)       (0.51)       (3.03)
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net asset value resulting
 from operations.....................................         0.96         0.24       (6.73)       (4.56)       (0.57)       (3.05)
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Less: dividends and distributions to shareholders
  Amounts in excess of net investment income.........       --           --           --           --           --           (0.07)
  Net realized gains on investments and foreign
   currency transactions.............................       --           --           --           (3.35)       (2.00)       (0.50)
  Amounts in excess of net realized gains............       --           --           --           --           --           (0.08)
                                                        ----------   ----------   ----------   ----------   ----------   ----------
    Total dividends and distributions to
     shareholders....................................       --           --           --           (3.35)       (2.00)       (0.65)
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Dilutive effect of dividend reinvestment.............       --           --           --           --           (0.02)       --
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, end of period.......................       $ 4.08       $ 3.12       $ 2.88       $ 9.61      $ 17.52      $ 20.11
                                                        ----------   ----------   ----------   ----------   ----------   ----------
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Per share market value, end of period................      $ 6.625      $ 3.813      $ 3.750     $ 10.000     $ 15.750     $ 16.625
                                                        ----------   ----------   ----------   ----------   ----------   ----------
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Total investment return:
  Based on market price at beginning and end of
   period, assuming reinvestment of dividends........        73.77%        1.67%     (62.50)%     (21.03)%        8.53%     (24.44)%
  Based on net asset value at beginning and end of
   period, assuming reinvestment of dividends........        30.77%        8.33%     (70.03)%     (31.78)%      (0.19)%     (12.66)%
Ratios and supplemental data:
  Net assets, end of period (in millions)............       $ 25.6       $ 19.6       $ 18.1       $ 60.1       $108.8       $124.1
  Ratios to average net assets of:
    Expenses, excluding Thai taxes applicable to net
     investment income...............................         4.01%**       3.83%       2.78%        2.11%+       2.17%+       1.99%
    Expenses, including Thai taxes applicable to net
     investment income...............................         4.01%**       3.83%       3.16%        2.26%+       2.29%+       2.12%
    Expenses excluding fee waivers...................         4.01%**       4.09%     --           --           --           --
    Expenses including fee waivers...................         3.58%**       3.83%     --           --           --           --
    Expenses, excluding fee waivers and Thai taxes
     applicable to net investment income.............         4.01%**     --          --           --           --           --
    Expenses, including fee waivers and Thai taxes
     applicable to net investment income.............         3.58%**     --          --           --           --           --
    Net investment income (loss).....................       (1.83)%**     (1.64)%       1.15%        0.15%      (0.33)%      (0.08)%
  Portfolio turnover.................................        42.90%       38.91%       40.61%       33.36%       29.90%       44.47%

--------------------------
  *  After provision for any applicable Thai taxes.
 **  Annualized.
  + Ratios for the years ended December 31, 1996 and 1995 include certain costs incurred in connection with the proposed rights offering which have been expensed by the Fund. If such expenses had not been included, the ratios would have been 2.07% and 2.22% for the year ended December 31, 1996, and 2.03% and 2.14%, for the year ended December 31, 1995.

----------------------------------------
BOARD OF DIRECTORS
Masayasu Ohi, CHAIRMAN
Austin C. Dowling
Robert F. Gurnee
Alfred C. Morley
Virabongsa Ramangkura
--------------------------------------------
OFFICERS
Daniel F. Barry
ACTING PRESIDENT AND SECRETARY
Sean J. Peters
TREASURER
John A. Koopman
ASSISTANT TREASURER
Laurence E. Cranch
ASSISTANT SECRETARY
Judy Runrun Tu
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
--------------------------------------------
INVESTMENT MANAGER
The Mutual Fund Public Company Limited
INVESTMENT ADVISER
Daiwa SB Investments (H.K.) Ltd.
(formerly, Daiwa International Capital
Management (H.K.) Ltd.)
ADMINISTRATOR
Daiwa Securities Trust Company
CUSTODIANS
Bangkok Bank Public Company, Ltd.
  (Thai Custodian)
Daiwa Securities Trust Company
  (U.S. Custodian)
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
LEGAL COUNSEL
Rogers & Wells LLP
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
--------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999

--------------------------

                                     [LOGO]

                                THE THAI CAPITAL
                                   FUND, INC.

--------------------